--------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



             April 12, 2001                                 0-29768
-----------------------------------------------     ------------------------
Date of Report (Date of earliest event reported)     Commission File Number



                                24/7 MEDIA, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                       13-3995672
-----------------------------------------------     ------------------------
(State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                   Identification Number)


                                  1250 BROADWAY
                            NEW YORK, NEW YORK 10001
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 231-7100
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------

            ITEM 5.  OTHER EVENTS.

            On April 12, 2001, the Registrant issued a press release that announced the following: (i) plans to further restructure the Company's operations and decrease operating costs; (ii) the promotion, as of April 15, 2001, of Tony Plesner, formerly SVP Strategic Planning, to Chief Operating Officer and (iii) the resignation of R. Theodore Ammon, the Registrant's non-executive Chairman of its Board of Directors.

      A copy of the Press Release detailing these events is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


            ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


                     (C)      EXHIBITS.

                           99.1     Press Release dated April 12, 2001.

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              24/7 MEDIA, INC.



            Date:  April 12, 2001             By: /s/ MARK E. MORAN
                                                 ------------------------------
                                               Name:  Mark E. Moran
                                               Title: Senior Vice President
                                                      and General Counsel

                                  EXHIBIT INDEX



            EXHIBIT NUMBER             DESCRIPTION

                99.1          Press Release dated April 12, 2001.